Putnam
Massachusetts
Tax Exempt
Income
Fund

ANNUAL REPORT

May 31, 1997

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Fund highlights

* Returns for Putnam Massachusetts Tax Exempt Income Fund's class A shares have consistently ranked in the top quartile of its Lipper category. For periods ended June 30, 1997 -- the most recent calendar quarter -- Lipper Analytical Services* ranked the fund's class A shares 8 out of 51 for one year, 5 out of 37 for three years and 2 out of 23 for five years. Class B shares ranked 28 out of 51 for one year and 20 out of 37 for three years. Class M shares ranked 19 out of 51 for one year and were not tracked for longer periods.

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

15 Portfolio holdings

19 Financial statements

* Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Rankings vary over time and do not reflect the effects of sales charges. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam Massachusetts Tax Exempt Income Fund began fiscal 1997 on a hopeful, yet cautious note in June 1996 after a somewhat tumultuous year for the municipal bond market. The hope was warranted, as the market rallied in the fall. The caution was justified, for the rally ended abruptly in late winter, cut short by investor worries that inflation and interest rates would both rise in the wake of an economy still growing too fast.

From the vantage point of the fiscal year's close on May 31, 1997, we can see that the volatility, while somewhat nerve-racking for many investors, was unusually low. By spring, even the Federal Reserve Board's increase in the federal funds rate in late March, the source of considerable earlier anxiety, caused little stir.

It is in these contexts that Fund Manager Leslie Burke discusses your fund's performance for the year just past and her view of its prospects for the year ahead. Her report begins on the following page.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 16, 1997



Report from the Fund Manager
Leslie J. Burke

Drawing on the extensive analytical skills of Putnam's research staff and careful positioning, Putnam Massachusetts Tax Exempt Income Fund delivered solid, competitive performance for its 1997 fiscal year. For the 12 months ended May 31, 1997, your fund's class A shares returned 8.17% at net asset value (3.07% at public offering price), well ahead of its Lipper category average. Complete Lipper information for the fiscal year and the most current calendar quarter appears on page 2, and performance details for class B and class M shares, as well as information on other periods, can be found on pages 9 through 11.

* TAX-EXEMPT SECTOR OUTPERFORMS EXPECTATIONS

Municipal bonds delivered an impressive performance in the past 12 months, clearing the obstacles that many investors thought would limit their returns. It was widely expected that heavy supply and falling demand would keep a lid on prices in the tax-exempt sector. Instead, municipal bond prices rose -- outperforming the benchmark U.S. Treasuries -- as fears of a flat tax diminished and the uncertainties of last year's election season became resolved.

Toward the end of 1996, interest rates began to rise in response to investors' concerns about a strengthening economy and its effect on future inflation. The Federal Reserve Board validated these concerns in March 1997 with an increase in the federal funds rate -- the rate at which banks lend to each other overnight. As interest rates rose, tax-exempt bonds held their value better than their counterparts in the U.S. government sector. Their credit-driven characteristics made municipal bonds less sensitive to changes in interest rates and provided investors with pockets of value and opportunity.

* DEFENSIVE FRAMEWORK FOCUSES ON VALUE

In such an environment, we sought to enhance total return by working to limit price fluctuations, emphasizing income and targeting issues that provided both high yields and potential for long-term capital appreciation. We sold bonds with 25- to 30-year maturities and reinvested the resulting assets in the 15- to 20-year sector. The shorter maturities should enhance the portfolio's price stability, and in our opinion, represent better value from a total return standpoint.

We believe one of the fund's best values came from bonds issued by the Commonwealth of Puerto Rico and its authorities. These bonds provided the fund with an attractive alternative to Massachusetts bonds, since Puerto Rican debt is exempt from all state, city, and local taxes and the supply of Massachusetts bonds with the characteristics we sought was thin. Puerto Rico officials accelerated their issuance calendar this year, bringing most of their supply of new bonds to market in a three-month period, rather than spreading it out over a longer span as they have done in the past. This bulge of supply pushed yields on Puerto Rican bonds higher, relative to other issuers, and provided a broad selection of securities that had the structural characteristics we sought. We were able to build a position of higher-coupon, noncallable bonds with maturities in the 15- to 20-year range -- characteristics that dovetailed with our defensive strategy.

* OPPORTUNITY CONTINUES TO PREVAIL IN HEALTH CARE

Your fund continued to uncover significant opportunities among health-care and health-care-related bonds. Consolidation within the industry remains a major force, with small community hospitals and providers being purchased by larger health-care systems. Often, the smaller hospitals and providers have lower debt ratings and limited trading and balance sheet liquidity. Merging with a larger and stronger health-care system can result in a credit upgrade and considerable price appreciation for the smaller provider's bonds. Our location in Massachusetts gives us a unique vantage point for this fund, enhancing our in-depth approach to credit research and helping us to discover new areas of value.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospital/Health care                        31.4%

Education                                   18.7%

Transportation                              11.6%

Water and Sewerage                          11.0%

Utilities                                    5.7%

Footnote reads:
* Based on net assets as of 5/31/97. Holdings will vary over time.

The fund's top-performing sector -- nearly 2% of the portfolio -- was in bonds issued to support Orchard Cove, a long-term care facility. These bonds were prerefunded early this year, raising their credit quality and pushing their value considerably higher. In a prerefunding, the issuer floats a second bond to pay off an earlier one on its first call date. Proceeds from the new issue are invested in top-quality instruments, such as U.S. Treasuries, which are pledged to pay off the older debt. Because of the safety of principal represented by the pledged securities, a prerefunding improves the credit quality and often boosts the price of the older bonds.

We also expect the bonds of Norwood Hospital to perform well. Columbia Health Systems recently announced that it will add this local hospital to its health-care network, which we expect will result in an improved credit rating for Norwood Hospital issues. As of the fund's fiscal year-end, investors were still waiting for the final approval from Norwood Hospital's board of directors and the attorney general's office; but we already have begun to see the bonds appreciate in value as investors anticipate a successful merger.

* COMMONWEALTH'S ECONOMIC AND FISCAL STRENGTH MEANS GAINS FOR BONDHOLDERS

The Massachusetts economy has exhibited strength in many sectors, particularly in biotechnology, mutual funds, communication technology, and commercial real estate. This strength, combined with sound and improving fiscal management, creates an extremely favorable credit outlook. Your fund capitalized on this environment by establishing a substantial position in noncallable Massachusetts general obligation bonds, which fit in well with our defensive strategy. Given our favorable assessment and optimistic outlook, it is not surprising that the bond has been one of the fund's top performers.

[GRAPHIC PIE CHART OMITTED: CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

A          -- 19.8%

Aa         --  1.9%

Aaa        -- 43.7%

B          --  3.6%

Ba         --  8.3%

Baa        -- 21.7%

AI & VMIGI --  1.0%

Footnote reads:
As a percentage of market value as of 5/31/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* OUTLOOK CAUTIOUS ON RATES BUT POSITIVE ON OPPORTUNITY

We head into the fund's new fiscal year cautious about the direction of interest rates, but optimistic about the total return opportunities we believe undervalued securities can offer.

We think the economy could strengthen later in 1997, which may create concerns about future inflation. Consumer confidence is at a record high. Consistent job creation has resulted in the lowest unemployment rate in nearly 25 years. Consumers appear to feel comfortable spending money; and since consumer spending accounts for two thirds of economic activity, we believe that stronger growth could lie ahead. Price volatility, which has been abnormally low over the past 12 months, could also increase. We will maintain a defensive investment posture and focus on income to help insulate the fund against rising interest rates.

The strong performance logged by municipal bonds over the past year also has made us cautious about their current valuation versus taxable alternatives. The tax-exempt sector began the year quite "cheap" in terms of relative value compared to the benchmark U.S. Treasuries, yet provided considerably less relative value by most measures at the end of fiscal 1997. This could result in a period of adjustment for municipal bond prices while these two market sectors ease back into their more normal historical relationships.

Opportunities exist in all market conditions and we continue to expect the fund to generate attractive total returns. We will maintain our search for credit-driven situations that are undervalued. We also anticipate steady demand for Massachusetts debt. Supply is expected to remain thin, and with strength in the local economy pushing incomes higher, we think more investors could seek Massachusetts municipal bonds as a shelter against taxes.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Massachusetts Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 5/31/97

                                Class A*        Class B         Class M
(inception date)               (10/23/89)      (7/15/93)       (5/12/95)
                              NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year                      8.17%    3.07%   7.47%   2.47%   7.96%   4.41%
------------------------------------------------------------------------------
5 years                    41.34    34.63   36.19   34.19   38.87   34.30
Annual average              7.17     6.13    6.37    6.06    6.79    6.08
----------------------------------------------------------------------------
Life of fund               81.50    72.94   70.98   70.98   76.12   70.44
Annual average              8.16     7.47    7.31    7.31    7.73    7.27
----------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/97

                                          Lehman Bros.             Consumer
                                           Municipal                Price
                                          Bond Index                Index
------------------------------------------------------------------------------
1 year                                       8.29%                   2.23%
------------------------------------------------------------------------------
5 years                                     41.80                   14.60
Annual average                               7.24                    2.76
------------------------------------------------------------------------------
Life of fund                                79.18                   27.47
Annual average                               8.00                    3.25
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% for class A shares and 3.25% for class M shares. One, five, and ten year and life of fund returns for class B shares reflect the applicable contingent deferred sales charges (CDSC), which is 5% in the first year, declines each year to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating costs applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Returns shown for class A shares have not been adjusted to reflect payments under the class A distribution plan prior to its implementation.



[GRAPHIC WORM CHART OMITTED: GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/23/89

PLOT POINTS

                 Fund's         Lehman Bros.       Consumer
Date         Class A Shares   Municipal Bond        Price
                at POP            Index             Index

10/23/89         9,525            10,000           10,000
5/31/90          9,926            10,453           10,287
5/31/91         10,929            11,506           10,796
5/31/92         12,236            12,636           11,123
5/31/93         13,803            14,148           11,481
5/31/94         14,067            14,497           11,744
5/31/95         15,255            15,822           12,118
5/31/96         15,989            16,545           12,468
5/31/97         17,294            17,918           12,747

Footnote reads:
Past performance is no assurance of future results. Over the same time period, a $10,000 investment in the fund's class B shares at inception would have been valued at $17,098 and no contingent deferred sales charge would apply; and a $10,000 investment in the fund's class M shares at inception would have been valued at $17,612 at net asset value ($17,044 at public offering price.) Please see first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION
12 months ended 5/31/97

                                     Class A         Class B         Class M
-------------------------------------------------------------------------------
Distributions (number)                  12              12              12
-------------------------------------------------------------------------------
Income                               $0.526942       $0.466135       $0.498836
-------------------------------------------------------------------------------
Capital gains1                              --              --              --
-------------------------------------------------------------------------------
  Total                              $0.526942       $0.466135       $0.498836
-------------------------------------------------------------------------------
Share value:                        NAV     POP         NAV        NAV     POP
-------------------------------------------------------------------------------
5/31/96                            $9.11   $9.56      $9.10      $9.10   $9.41
-------------------------------------------------------------------------------
5/31/97                             9.31    9.77       9.30       9.31    9.62
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current dividend
rate2                               5.56%   5.30%      4.91%      5.26%   5.09%
-------------------------------------------------------------------------------
Taxable equivalent3                10.46    9.97       9.24       9.90    9.58
------------------------------------------------------------------------------
Current 30-day SEC yield4           5.23    4.98       4.57       4.94    4.77
------------------------------------------------------------------------------
Taxable equivalent3                 9.84    9.37       8.60       9.29    8.97
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 46.85% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)

                                Class A        Class B         Class M
(inception date)              (10/23/89)      (7/15/93)       (5/12/95)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                       8.14%   2.97%   7.36%   2.36%   7.72%   4.20%
------------------------------------------------------------------------------
5 years                     40.13   33.41   35.00   33.00   37.51   33.05
Annual average               6.98    5.93    6.19    5.87    6.58    5.88
------------------------------------------------------------------------------
Life of fund                83.33   74.68   72.65   72.65   77.68   71.96
Annual average               8.20    7.52    7.36    7.36    7.76    7.30
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Please see first page of performance section for the method of performance calculation.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



WELCOME TO

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VISIT PUTNAM'S NEW SITE ON THE WORLD WIDE WEB TO FIND OUT:

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* how to tell if your retirement savings plan is on track

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You can also read Dr. Robert Goodman's economic commentary and Putnam's
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New features will be added to the site on an ongoing basis. So, visit us at http://www.putnaminv.com -- often!



Report of independent accountants

To the Trustees and Shareholders of
Putnam Massachusetts Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Massachusetts Tax Exempt Income Fund (the "fund") at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
July 11, 1997



Portfolio of investments owned
May 31, 1997

Key to Abbreviations
AMBAC        -- AMBAC Indemnity Corporation
FNMA Coll.   -- Federal National Mortgage Association Collateralized
FSA          -- Financial Security Assurance
GNMA Coll.   -- Government National Mortgage Association Collateralized
G.O. Bonds   -- General Obligation Bonds
IFB          -- Inverse Floating Rate Bonds
MBIA         -- Municipal Bond Investors Assurance Corporation
VRDN         -- Variable Rate Demand Notes



MUNICIPAL BONDS AND NOTES  (97.7%) *
PRINCIPAL AMOUNT                                                             RATINGS**                 VALUE

Massachusetts  (89.0%)
------------------------------------------------------------------------------------------------------------
    $ 5,500,000  Agawam, Res. Recvy. Rev. Bonds (Springfield
                   Res. Recvy.), 8 1/2s, 12/1/08                               BBB              $  5,692,775
      7,000,000  Boston, Indl. Dev. Fin. Auth. Swr. Fac. Rev. Bonds
                   (Harbor Elec. Energy Co.), 7 3/8s, 5/15/15                  Baa                 7,533,750
      1,285,000  Boston, Nursing Home Rev. Bonds (St. Joseph
                   Nursing Care Ctr. Inc.), 10s, 1/1/20                        BB/P                1,402,256
      7,935,000  Boston, Wtr. & Swr. Commn. Rev. Bonds, Ser. A,
                   5 3/4s, 11/1/13                                             A                   8,133,375
      5,000,000  City of Quincy, IFB (Quincy Hosp.), FSA,
                   6.47s, 1/15/11                                              Aaa                 4,793,750
      1,585,000  Holyoke, G.O. Bonds, 9.85s, 11/1/08                           Aaa                 1,654,883
      1,040,000  Holyoke, Poll. Control VRDN (Holyoke Wtr.
                   Pwr. Co.), 3.85s, 11/1/13                                   A-1                 1,040,000
                 Lowell G.O. Bonds
      1,250,000    8.4s, 1/15/09                                               Baa                 1,412,500
      2,455,000    8.3s, 2/15/05                                               Aaa                 2,832,456
                 MA Bay Trans. Auth. Rev. Bonds
      3,550,000    Ser. B, 6.2s, 3/1/16                                        A                   3,882,813
      4,800,000    Ser. C, 6.1s, 3/1/23                                        A                   4,920,000
      4,000,000    Ser. A, 5 1/2s, 3/1/12                                      A                   4,080,000
      7,400,000    (Gen. Trans. Syst.), Ser. B, AMBAC, 5 3/8s, 3/1/25          Aaa                 7,150,250
      1,000,000  MA Collg. Bldg. Auth. Project Rev. Bonds, Ser. A,
                   7.8s, 5/1/16                                                A                   1,053,910
      2,680,000  MA Muni. Whsl. Elec. Co. Pwr. Supply Syst.
                   Rev. Bonds, Ser. A, AMBAC, 5.1s, 7/1/07                     Aaa                 2,683,350
      2,600,000  MA Muni. Whsl. Pwr. Supply VRDN, Ser. C,
                   3 3/4s, 7/1/19                                              VMIG1               2,600,000
                 MA State Cons. Loan G.O. Bonds
      1,000,000    Ser. A, 7 5/8s, 6/1/08                                      Aaa                 1,130,000
      4,400,000    Ser. B, 6 1/2s, 8/1/08                                      A                   4,939,000
                 MA State G.O. Bonds
      8,200,000    Ser. A, AMBAC, 6 1/2s, 11/1/14                              Aaa                 9,307,000
      5,000,000    Ser. B, AMBAC, 6 1/4s, 7/1/20                               Aaa                 5,118,750
      3,870,000    Ser. A, 6s, 11/1/11                                         A                   4,160,250
                 MA State Hlth. & Edl. Fac. Auth. IFB
      2,000,000    (St. Elizabeth Hosp.), Ser. E, FSA, 9.29s, 8/15/21          Aaa                 2,265,000
      7,500,000    (Boston U.), Ser. L, MBIA, 9.122s, 10/1/31                  Aaa                 8,465,625
      6,000,000    (Beth Israel Hosp.), AMBAC, 8.196s, 7/1/25                  Aaa                 6,127,500
      7,900,000    (New England Medical Ctr.), MBIA, 6.98s, 7/1/18             Aaa                 7,050,750
                 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
      2,000,000    (1st Mtge. Fairview Extended Care), Ser. A,
                   10 1/4s, 1/1/21                                             BB/P                2,272,500
      5,670,000    (Goddard Memorial Hosp.), Ser. B, 9s, 7/1/15                Baa                 6,371,663
      2,000,000    (Nichols College), Ser. B, 8 1/2s, 10/1/16                  BBB                 2,262,500
      2,500,000    (Waltham-Weston Hosp. & Med. Ctr.), Ser. B,
                   8 3/8s, 7/1/15                                              Baa                 2,712,500
      4,250,000    (Suffolk U.), Ser. A, 8 1/8s, 7/1/20                        Baa                 4,738,750
      2,150,000    (Valley Regl. Hlth. Syst.), Ser. B, 8s, 7/1/18              Aaa                 2,405,313
      3,300,000    (Norwood Hosp.), Ser. E, 8s, 7/1/12                         Ba                  3,433,617
      6,010,000    (Rehab. Hosp. Cape & Islands), Ser. A,
                   7 7/8s, 8/15/24                                             BB/P                6,363,088
      1,125,000    (Norwood Hosp.), Ser. E, 7 3/4s, 7/1/07                     Ba                  1,167,660
      3,000,000    (Stonehill College), Ser. D, AMBAC, 7.7s, 7/1/20            Aaa                 3,330,000
      2,220,000    (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11            Ba                  2,256,075
      8,985,000    (Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                  AAA/P              10,220,438
      1,900,000    (Sisters Providence Hlth. Syst), Ser. A,
                   6 5/8s, 11/15/22                                            Baa                 1,914,250
      1,550,000    (Worcester Polytech Inst.),  Ser. E, 6 5/8s, 9/1/17         A                   1,716,625
      3,880,000    (Metro West Hlth. Inc.), Ser. C, 6 1/2s, 11/15/18           Aaa                 4,297,100
      4,850,000    (MA General Hosp.), Ser. F, AMBAC,
                   6 1/4s, 7/1/12                                              Aaa                 5,335,000
      7,250,000    (Newton-Wellesley Hosp.), Ser. E, MBIA,
                   6s, 7/1/25                                                  Aaa                 7,340,625
      3,000,000    (Williams College), Ser. F, 5 1/2s, 7/1/26                  Aa                  2,917,500
      4,250,000    (Boston College), Ser. K, 5 3/8s, 6/1/14                    A                   4,202,188
      3,475,000    (Boston College), 5 1/4s, 6/1/23                            A                   3,214,375
      6,000,000  MA State Hsg. Fin. Agcy. Rev. Bonds (Residential
                   Dev.), FNMA Coll., Ser. C, 6.9s, 11/15/21                   Aaa                 6,375,000
                 MA State Indl. Fin. Agcy. Resource Recvy. Rev. Bonds
      6,500,000    (Southeastern MA) Ser. B, 9 1/4s, 7/1/15                    BB/P                7,345,000
      3,410,000    (Southeastern MA) Ser. A, 9s, 7/1/15                        BB/P                3,844,775
                 MA State Indl. Fin. Agcy. Rev. Bonds
      2,775,000    (1st Mtge. Brookhaven-Lexington),
                   10 1/4s, 1/1/18                                             BBB/P               2,954,987
      2,000,000    (Odd Fellows Home of MA), 9.6s, 1/1/15                      BB/P                2,130,000
      6,000,000    (Orchard Cove Inc.), 9s, 5/1/22                             AAA/P               7,267,500
      3,865,000    (Mass Tpk.), 9s, 10/1/20                                    AAA/P               4,459,244
      1,900,000    (Morton Hosp. & Med. Ctr.), Ser. A, 8 3/4s, 7/1/11          Aaa                 2,082,875
      2,500,000    (Leominster Hosp.), Ser. A, 8 5/8s, 8/1/09                  AAA/P               2,765,625
      3,600,000    (Cape Cod Hlth. Syst.), 8 1/2s, 11/15/20                    Aaa                 4,126,500
      3,000,000    (1st Mtge. Stone Institution & Newton),
                   7.9s, 1/1/24                                                B/P                 3,067,500
      5,140,000    (1st Mtge. Loomis House & Village),
                   7 5/8s, 7/1/25                                              BBB                 5,666,850
      7,840,000    (Merrimack College), 7 1/8s, 7/1/12                         BBB                 8,320,200
      3,000,000    (1st Mtge. Pioneer Valley Living Ctr.), 7s, 10/1/20         B/P                 3,000,390
      1,165,000    (Clark U.), Ser. E, 7s, 7/1/12                              A                   1,248,006
      2,605,000    (Clark U.), Ser. F, 7s, 7/1/11                              A                   2,819,913
      3,000,000    (1st mtge. Brookhaven), Ser. A, 7s, 1/1/09                  BBB/P               3,146,250
      3,500,000    (1st Mtge. Brookhaven), Ser. A, 7s, 1/1/15                  BBB/P               3,648,750
      5,875,000    (American Hingham, Wtr. Treatment),
                   6 3/4s, 12/1/25                                             BBB/P               6,014,531
      6,000,000    (1st Mtge. Berkshire Retirement Home), Ser. A,
                   6 5/8s, 7/1/16                                              BBB                 5,947,500
      2,000,000    (1st Mtge. Brookhaven), Ser. B, 6.6s, 1/1/17                BBB/P               2,052,500
      1,350,000    (Worcester Visiting Nurse Assoc.), 6.4s, 9/15/10            A/P                 1,387,125
      1,000,000    (Combined Jewish Philanthropies), Ser. A,
                   AMBAC, 6 3/8s, 2/1/15                                       Aaa                 1,057,500
      1,000,000    (Museum of Fine Arts), MBIA, 5 3/8s, 1/1/07                 Aaa                 1,026,250
      1,000,000    (Museum of Fine Arts), MBIA, 5 3/8s, 1/1/06 #               Aaa                 1,027,500
      1,725,000    (Museum of Fine Arts), MBIA, 5 3/8s, 1/1/05                 Aaa                 1,772,438
      5,000,000    (Worcester Polytechnical Institute), MBIA,
                   5 1/8s, 9/1/17                                              Aaa                 4,750,000
      1,985,677    (1st Mtge. Pioneer Valley Living Ctr.),
                   zero %, 10/1/20                                             B/P                     2,482
      4,500,000  MA State Wtr. Poll. Abatement Rev. Bonds
                   (MWRA Loan Program), Ser. A, 5s, 8/1/15                     Aa                  4,185,000
                 MA State Wtr. Resources Auth. Rev. Bonds
      7,500,000    Ser. A, 7s, 4/1/18                                          Aaa                 8,146,875
     10,000,000    Ser. A, 6 1/2s, 7/15/19                                     A                  11,162,500
      2,900,000    Ser. C, MBIA, 5 1/4s, 12/1/15                               Aaa                 2,863,750
      1,100,000  Somerville G.O. Bonds, FSA, 5.4s, 2/15/17                     Aaa                 1,067,000
                 Somerville, Hsg. Auth. Rev. Bonds
                   (Clarendon Hill Mtge.)
      2,000,000    GNMA Coll., 7.95s, 11/20/30                                 AAA                 2,120,000
      1,455,000    GNMA Coll., 7.85s, 11/20/10                                 AAA                 1,545,938
      1,600,000  U. Mass. Bldg. Auth. Rev. Bonds, Ser. A,
                   7 1/2s, 5/1/14                                              Aaa                 1,682,016
      3,075,000  Worcester Mtge. Rev. Bonds (Briarwood Issue),
                   9 1/4s, 12/1/22                                             BB/P                3,347,906
      1,755,000  Worcester Municipal Purpose G.O. Bonds, Ser. G,
                   MBIA, 5.3s, 7/1/15                                          Aaa                 1,700,156
                 Worcester Rev. Bonds (St. Francis Home)
      2,000,000    9 3/4s, 7/1/19                                              BB/P                2,024,160
      1,000,000    9.4s, 7/1/08                                                BB/P                1,000,190
                                                                                              --------------
                                                                                                 328,054,392

Puerto Rico  (8.7%)
------------------------------------------------------------------------------------------------------------
      1,700,000  Cmnwlth. of PR, G.O. Bonds, 6 1/2s, 7/1/13                    A                   1,899,750
                 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
      1,000,000    Ser. Y, 6 1/4s, 7/1/14                                      A                   1,083,750
      2,925,000    Ser. Z, MBIA, 6 1/4s, 7/1/13                                Aaa                 3,239,438
      4,500,000    Ser. Y, 5 1/2s, 7/1/18                                      A                   4,415,625
      5,000,000    Ser. W, 5 1/2s, 7/1/15                                      A                   4,956,250
      2,100,000    Ser. X, 5s, 7/1/22                                          A                   1,884,750
                 PR Elec. Pwr. Auth. Rev. Bonds
      5,000,000    Ser. BB, MBIA, 6 1/4s, 7/1/10                               Aaa                 5,518,750
      5,200,000    Ser. Z, 5 1/2s, 7/1/16                                      Baa                 5,083,000
      2,600,000  PR Indl. Med. & Env. Poll. Control Fac. Fin. Auth.
                   Rev. Bonds (Special Facilities-American Airlines, Inc.),
                   Ser. A, 6.45s, 12/1/25                                      Baa                 2,726,750
      1,000,000  PR Pub. Bldgs. Auth. Rev. Bonds, Ser. K, 6 7/8s, 7/1/21       Aaa                 1,119,995
                                                                                              --------------
                                                                                                  31,928,058
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $343,915,981) ***                                      $359,982,450
------------------------------------------------------------------------------------------------------------

*    Percentages indicated are based on net assets of $368,433,166.

**   The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.  While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.


 *** The aggregate identified cost on a tax basis is $343,916,079, resulting in gross unrealized appreciation and depreciation of $18,299,858 and $2,233,487, respectively, or net unrealized appreciation of $16,066,371.


 #    A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 1997.

      The rates shown on IFBs, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 1997.

      The fund had the following industry group concentrations greater than 10% at May 31, 1997 (as a percentage of net assets):

          Hospitals/Health care   31.4%

          Education               18.7

          Transportation          11.6

          Water & Sewerage        11.0

      The fund had the following insurance concentrations greater than 10% at May 31, 1997 (as a percentage of net assets):

          MBIA                    12.2%
          AMBAC                   10.9





----------------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 1997
                                   Total     Aggregate Face   Expiration     Unrealized
                               Market Value       Value          Date       Depreciation
----------------------------------------------------------------------------------------
Municipal Bonds
Index Futures (Short)         $ 10,998,000   $ 10,618,875       Jun 97      $ (379,125)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $343,915,981) (Note 1)                                               $ 359,982,450
---------------------------------------------------------------------------------------------------
Cash                                                                                      2,226,680
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            7,102,525
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    1,134,843
---------------------------------------------------------------------------------------------------
Total assets                                                                            370,446,498

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                 29,375
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       873,452
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  303,319
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                544,062
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   36,920
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 6,173
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,203
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      154,911
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       63,917
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         2,013,332
---------------------------------------------------------------------------------------------------
Net assets                                                                            $ 368,433,166

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                       $ 359,371,680
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                 28,496
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (6,654,354)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               15,687,344
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                            $ 368,433,166

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($280,401,843 divided by 30,107,019 shares)                                                   $9.31
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.31)*                                        $9.77
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($85,192,066 divided by 9,156,193 shares)+                                                    $9.30
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,839,257 divided by 305,076 shares)                                                        $9.31
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.31)**                                       $9.62
---------------------------------------------------------------------------------------------------

*  On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
+  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended May 31, 1997

Tax exempt interest income                                                           $  22,850,585
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         2,084,991
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             357,700
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           18,091
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             7,465
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      537,675
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      640,628
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       13,506
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     35,688
--------------------------------------------------------------------------------------------------
Registration fees                                                                            9,072
--------------------------------------------------------------------------------------------------
Auditing                                                                                    27,971
--------------------------------------------------------------------------------------------------
Legal                                                                                       26,946
--------------------------------------------------------------------------------------------------
Postage                                                                                     50,320
--------------------------------------------------------------------------------------------------
Other                                                                                       37,237
--------------------------------------------------------------------------------------------------
Total expenses                                                                           3,847,290
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (179,836)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             3,667,454
--------------------------------------------------------------------------------------------------
Net investment income                                                                   19,183,131
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                           (42,985)
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                            917,967
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                        6,717,772
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  7,592,754
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $ 26,775,885
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                               Year ended May 31
                                                                                      --------------------------------
                                                                                            1997              1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $ 19,183,131       $ 17,846,366
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                            874,982            873,800
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                                 6,717,772         (4,662,141)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     26,775,885         14,058,025
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
----------------------------------------------------------------------------------------------------------------------
    Class A                                                                             (15,338,843)       (14,858,958)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (3,806,282)        (2,875,759)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                (145,040)           (32,748)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                        34,185,964         31,644,533
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                             41,671,684         27,935,093

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       326,761,482        298,826,389
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $28,496 and $93,750, respectively)                                           $368,433,166       $326,761,482
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                            Year ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.11            $9.21            $9.05            $9.55            $9.02
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .52              .54              .55              .55              .59
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .21             (.10)             .18             (.35)             .54
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .73              .44              .73              .20             1.13
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.53)            (.54)            (.55)            (.55)            (.59)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --             (.15)            (.01)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain                                          --               --             (.02)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.53)            (.54)            (.57)            (.70)            (.60)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.31            $9.11            $9.21            $9.05            $9.55
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            8.17             4.81             8.45             1.92            12.80
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $280,402         $259,934         $251,232         $244,519         $215,611
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .96              .95              .89              .96              .97
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.67             5.80             6.11             5.69             6.24
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              19.12            34.57            47.53            36.20            53.18
------------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                          July 15, 1993+
operating performance                                                           Year ended May 31                     to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $9.10            $9.20            $9.05            $9.71
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .46              .48              .49              .41
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .21             (.11)             .17             (.51)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .67              .37              .66             (.10)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.47)            (.47)            (.49)            (.41)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --               --               --             (.15)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain                                                           --               --             (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.47)            (.47)            (.51)            (.56)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $9.30            $9.10            $9.20            $9.05
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             7.47             4.12             7.64            (1.15)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $85,192          $65,538          $47,573          $23,017
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.61             1.60             1.53             1.41 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             4.99             5.13             5.46             4.32 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               19.12            34.57            47.53            36.20
------------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           May 12, 1995+
operating performance                                                                    Year ended May 31            to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                   $9.10            $9.21            $9.10
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .50              .51              .02 (c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                              .21             (.11)             .12
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                   .71              .40              .14
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.50)            (.51)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                           --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain                                                                            --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.50)            (.51)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                         $9.31            $9.10            $9.21
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                              7.96             4.37             1.53 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                       $2,839           $1,290              $22
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                              1.26             1.24              .06 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              5.30             5.58              .30 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                19.12            34.57            47.53
------------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
May 31, 1997

Note 1
Significant accounting policies

Putnam Massachusetts Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Massachusetts personal income tax as the fund's Manager, Putnam Investment Management, Inc. ("Putnam Management"), a wholly-owned subsidiary of Putnam Investments, Inc. believes is consistent with preservation of capital by investing primarily in a portfolio of Massachusetts tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term tax-exempt investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1997, the fund had a capital loss carryover of approximately $5,412,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover       Expiration
------------------------------------
$3,398,000         May 31, 2003

$2,014,000         May 31, 2004

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of original issue discount, market discount, realized and unrealized gains and losses on certain futures contracts and capital loss carryover. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 1997, the fund reclassified $41,780 to increase undistributed net investment income and $27,030 to decrease paid-in-capital, with an increase to accumulated net realized loss on investments of $14,750. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the effective yield method.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% of any amount thereafter. Prior to September 20, 1996, any amount over $1.5 billion was based on 0.40%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 1997, fund expenses were reduced by $179,836 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $550 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $69,935 and $1,657 from the sale of class A and class M shares, respectively and $172,410 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $5,892 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended May 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $97,467,864 and $64,227,900, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       8,155,750     $ 75,375,346
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       907,303        8,396,075
------------------------------------------------------------
                                  9,063,053       83,771,421

Shares
repurchased                      (7,487,476)     (69,171,078)
------------------------------------------------------------
Net increase                      1,575,577     $ 14,600,343
------------------------------------------------------------

                                            Year ended
                                           May 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       7,159,447      $66,222,517
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       903,123        8,342,312
------------------------------------------------------------
                                  8,062,570       74,564,829

Shares
repurchased                      (6,805,725)     (63,049,343)
------------------------------------------------------------
Net increase                      1,256,845      $11,515,486
------------------------------------------------------------

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,973,186      $27,502,900
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       249,991        2,312,165
------------------------------------------------------------
                                  3,223,177       29,815,065

Shares
repurchased                      (1,266,942)     (11,717,045)
------------------------------------------------------------
Net increase                      1,956,235      $18,098,020
------------------------------------------------------------

                                           Year ended
                                          May 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       3,039,068      $28,149,353
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       187,468        1,731,060
------------------------------------------------------------
                                  3,226,536       29,880,413

Shares
repurchased                      (1,196,103)     (11,056,843)
------------------------------------------------------------
Net increase                      2,030,433      $18,823,570
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class M                             Shares            Amount
------------------------------------------------------------
Shares sold                         322,143      $ 2,954,455
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        11,245          104,193
------------------------------------------------------------
                                    333,388        3,058,648

Shares
repurchased                        (169,995)      (1,571,047)
------------------------------------------------------------
Net increase                        163,393      $ 1,487,601
------------------------------------------------------------

                                           Year ended
                                          May 31, 1996
------------------------------------------------------------
Class M                             Shares            Amount
------------------------------------------------------------
Shares sold                         145,572      $ 1,362,998
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         1,806           16,751
------------------------------------------------------------
                                    147,378        1,379,749

Shares
repurchased                          (8,040)         (74,272)
------------------------------------------------------------
Net increase                        139,338      $ 1,305,477
------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 99.8% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar
1997.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

* Formerly Natural Resources Fund

+ Formerly Overseas Growth Fund

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Leslie J. Burke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Massachusetts Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

33413-845/236/258   7/97